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                                                                   Exhibit 10.88

                               GENERAL ASSIGNMENT

     This GENERAL ASSIGNMENT (the "ASSIGNMENT") is made and entered into this 5th day of March, 2004 by HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership ("ASSIGNOR") and INLAND WESTERN EULESS LIMITED PARTNERSHIP, an Illinois limited partnership ("ASSIGNEE").

                                   RECITALS:

     A. Assignor and Assignee have entered into that certain letter agreement dated as of January 8, 2004, as amended (the "AGREEMENT") relating to the sale of that certain tract of land together with the improvements thereon (the "PROPERTY") located in Euless, Texas, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     B. In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this general assignment assigning all of Assignor's right, title and interest in and to the items identified below to Assignee.

          NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

     1. RECITALS; DEFINED TERMS. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used in this Assignment and not defined herein but defined in the Agreement shall have the meanings given to such terms in the Agreement.

     2. ASSIGNMENT BY ASSIGNOR. Assignor hereby transfers and assigns to Assignee, without warranty or representation of any kind, all right, title and interest of Assignor, if any, in and to all of the contracts, licenses, warranties, permits, intangible personal property and other items listed on EXHIBIT B attached hereto and made part hereof (collectively, the "ASSIGNED PROPERTY").

     3. AS-IS CONVEYANCE. Notwithstanding anything to the contrary contained in this Assignment, it is understood and agreed that the Assigned Property is being sold and conveyed hereunder "as is, where is and with all faults" without any express or implied representation or warranty by Assignor as to the fitness for a particular purpose, merchantability, design, quantity, layout footage, physical condition, operation, compliance with specifications, absence of latent defects or compliance with laws and regulations (including, without limitation, those relating to zoning, health, safety and the environment) or any other matter affecting the Assigned Property.

     4. INDEMNITY BY ASSIGNOR. Assignor does hereby agree to indemnify, hold harmless and defend Assignee harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of or under the Assigned Property, to the extent arising prior to the date hereof.

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     5.   ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all obligations of the owner under the Assigned Property arising from and after the date hereof.

     6. INDEMNITY BY ASSIGNEE. Assignee does hereby agree to indemnify, hold harmless and defend Assignor from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure of Assignee to perform or observe, and Assignee's performance and observance of, the obligations, duties, covenants, terms and conditions assumed by Assignee hereunder, to the extent arising from and after the date hereof.

     7. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

     8. DISPUTE. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     9. SUCCESSORS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                           GENERAL ASSIGNMENT BETWEEN
                          HERITAGE TOWNE CROSSING, L.P.
                  AND INLAND WESTERN EULESS LIMITED PARTNERSHIP


          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.


                           ASSIGNOR:

                           INLAND WESTERN EULESS LIMITED
                           PARTNERSHIP, an Illinois limited partnership

                           By: Inland Western Euless GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:      /s/ Debra A. Palmer
                                             -----------------------------------
                                       Name:    Debra A. Palmer
                                             -----------------------------------
                                       Title:   Asst Secretary
                                             -----------------------------------


                           ASSIGNEE:

                           HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership

                           By: HTC Development, Inc., a Texas corporation, its general partner

                           By:
                                 ---------------------------------------
                                 John R. Weber, Executive Vice President


                                    EXHIBITS

          EXHIBIT A:   LEGAL DESCRIPTION OF THE PROPERTY
          EXHIBIT B:   LIST OF ASSIGNED PROPERTY

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                               SIGNATURE PAGE FOR
                           GENERAL ASSIGNMENT BETWEEN
                          HERITAGE TOWNE CROSSING, L.P.
                  AND INLAND WESTERN EULESS LIMITED PARTNERSHIP


          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.


                           ASSIGNOR:

                           INLAND WESTERN EULESS LIMITED
                           PARTNERSHIP, an Illinois limited partnership

                           By: Inland Western Euless GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                           ASSIGNEE:

                           HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership

                           By: HTC Development, Inc., a Texas corporation, its general partner

                           By:   /s/ John R. Weber
                                 ---------------------------------------
                                 John R. Weber, Executive Vice President


                                    EXHIBITS

          EXHIBIT A:   LEGAL DESCRIPTION OF THE PROPERTY
          EXHIBIT B:   LIST OF ASSIGNED PROPERTY

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                                    EXHIBIT A
                        LEGAL DESCRIPTION OF THE PROPERTY

Lots 1 and 2, Block B of Heritage Towne Crossing Addition, an addition to the City of Euless, Tarrant County, Texas according to the Final Plat thereof recorded in Cabinet A, Slides 7743 and 7744, Plat Records, Tarrant County, Texas.

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                                    EXHIBIT B
                            LIST OF ASSIGNED PROPERTY

1. All licenses, registrations, certificates, permits, approvals and other governmental authorizations relating to the construction, operation, use or occupancy of the Property and the buildings and other improvements located thereon, or any portion thereof, save and except that certain application for Innocent Owner Protection (IDP) from the Texas Council on Environmental Quality
(TCEQ) relating to Lot 3, Block A of the Property, now owned by Chick-Fil-A and a certain holdback held by Chick-Fil-A owed to Assignor in the amount of $200,000.00;

2. All of Assignor's right, title and interest in and to all logos, designs, trade names, trademarks, service marks, copyrights and other intangible personal property relating to the Property, including without limitation the name Heritage Towne Crossing and any other name or names by which the Property is referred or known;

3. All of Assignor's right, title and interest in and to all warranties and guarantees, if any, relating to the personal property located on the Property or in the buildings and other improvements located thereon;

4. All of Assignor's right, title and interest in and to all as-built plans and specifications, construction drawings, and engineering plans and studies relating to the Property.